                                                                   Exhibit 10.30

                               AMENDMENT NO. 2 TO
                          SALE AND SERVICING AGREEMENT

     AMENDMENT NO. 2 (this "Amendment"), dated as of April 27, 2001, to the SALE
                            ---------
AND SERVICING AGREEMENT, dated as of September 14, 2000, by and among AMERICREDIT MANHATTAN TRUST, a Delaware business trust (the "Borrower"),
                                                             --------
AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AFS"), as a
                                                               ---
seller and as servicer (in such capacities, the "Primary Seller" and the
                                                 --------------
"Servicer", respectively), AMERICREDIT FUNDING CORP. V, a Delaware corporation,
 --------
as a seller (the "Secondary Seller," and, together with the Primary Seller, the
                  ----------------
"Sellers," and each, a "Seller"), and THE CHASE MANHATTAN BANK, a New York
 --------               ------
banking corporation ("Chase"), as backup servicer and as administrative agent
                      -----
(in such capacities, the "Backup Servicer" and the "Administrative Agent,"
                          ---------------           ---------------------
respectively).

                                   WITNESSETH:
                                   -----------

     WHEREAS, the Borrower, the Sellers, the Servicer, the Backup Servicer and the Administrative Agent have entered into a Sale and Servicing Agreement, dated as of September 14, 2000, as amended by Amendment No. 1 thereto dated as of March 30, 2001 (the "Agreement");
                     ---------

     WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, the terms used
                -------------
herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement. For all purposes of this Amendment, "Effective
                                                                    ---------
Date" shall mean April 27, 2001.
----

     SECTION 2. Amendments to Agreement. The Agreement is hereby amended,
                -----------------------
effective on the Effective Date, as follows:

     (a) Annex A to the Agreement shall be deleted in its entirety and shall be replaced with Annex A attached hereto, which Annex A shall be incorporated herein.

     (b) Section 6.8(d) of the Agreement shall be amended by deleting the term "Article IV" in the sixth line thereof and by replacing it with "Articles VII and VIII".

     SECTION 3. Execution in Counterparts. This Amendment may be executed in any
                -------------------------
number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

     SECTION 4. Consents; Binding Effect. The execution and delivery by the
                ------------------------
parties hereto of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 5. Governing Law. This Amendment shall be governed by, and
                -------------
construed in accordance with, the laws of the State of New York.

     SECTION 6. Severability of Provisions. Any provision of this Amendment
                --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 7. Captions. The captions in this Amendment are for convenience of
                --------
reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 8. Agreement to Remain in Full Force and Effect. Except as amended
                --------------------------------------------
hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Sale and Servicing Agreement to be executed as of the date and year first above written.

                                        AMERICREDIT MANHATTAN TRUST,
                                         as Borrower

                                        By: Bankers Trust (Delaware), solely as
                                        Trustee of the AmeriCredit Manhattan
                                        Trust

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        AMERICREDIT FUNDING CORP. V, as Seller

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                         as Servicer and Primary Seller

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK, not in its
                                         individual capacity, but solely as
                                         Backup Servicer

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK, as
                                         Administrative Agent on behalf of the
                                         Secured Parties

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                         Annex A
                                                                         -------

                             SCHEDULE OF DEFINITIONS
          ------------------------------------------

                                 (See attached)

                                     ANNEX A
                                     -------

     This Annex A is referred to and incorporated in the Sale and Servicing Agreement, dated as of September 14, 2000, as amended by Amendment No. 1 thereto, dated as of March 30, 2001, and Amendment No. 2 thereto, dated as of April 27, 2001, by and among AMERICREDIT MANHATTAN TRUST, a Delaware business trust (the "Borrower"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware
            --------
corporation ("AFS"), as seller and as servicer (in such capacities, the "Primary
              ---                                                        -------
Seller" and "Servicer", respectively), AmeriCredit Funding Corp. V, a Delaware
------       --------
corporation, as seller (in such capacity, the "Secondary Seller" and, together
                                               ----------------
with the Primary Seller, the "Sellers"), and THE CHASE MANHATTAN BANK, a New
                              -------
York banking corporation ("Chase"), as backup servicer and as administrative
                           -----
agent (in such capacities, the "Backup Servicer" and the "Administrative Agent",
                                ---------------           --------------------
respectively).

                                I. DEFINED TERMS

     Terms defined herein are used with such assigned meanings in the Sale and Servicing Agreement and in the Security and Funding Agreement and each of the other Basic Agreements (all such terms as defined below). The following words and phrases, unless the context otherwise requires, have the following meanings:

     "ABR Funding" means a Funding as to which interest with respect thereto
      -----------
accrues at the Alternate Base Rate.

     "ABS Account" means the account designated as such, established and
      -----------
maintained pursuant to Section 6.1 of the Sale and Servicing Agreement.

     "ABS Documents" means with respect to any Asset Backed Security, the
      -------------
agreements constituting the material documentation relating to the issuance of, and setting forth the terms and conditions of and the rights of the holders of, such Asset Backed Security including any related pooling and servicing agreement, supplement, indenture and certificate or note purchase agreements, as amended.

     "ABS Funding Sub Limit" means an amount to be determined by the Funding
      ---------------------
Agents and all the Lending Groups and the Borrower.

     "ABS Purchase Price" means, on any ABS Sale Date, the purchase price for
      ------------------
the Asset Backed Securities sold on such date, which purchase price shall be the price that would be obtained in an arms-length transaction between a seller under no compulsion to sell and a buyer under no compulsion to buy, as set forth in the ABS Sale Notice and the related ABS Sale Agreement.

     "ABS Repurchase Obligation" means, as the context may require, the
      -------------------------
obligation of the relevant Seller pursuant to Section 4A.2 of the Sale and Servicing Agreement to repurchase an Asset Backed Security.

     "ABS Repurchase Obligation Amount" means, with respect to any Asset Backed
      --------------------------------
Security subject to an ABS Repurchase Obligation, the Principal Balance on such Asset Backed Security, together with accrued and unpaid interest thereon and any other amounts due, after giving effect to the receipt of any moneys collected (from whatever source), if any.

     "ABS Sale Agreement" means an agreement among the Borrower, the Primary
      ------------------
Seller and the Servicer, with respect to the Asset Backed Securities to be sold to the Borrower on an ABS Sale Date, substantially in the form of Exhibit A-2 to the Sale and Servicing Agreement, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "ABS Sale Date" means any date occurring not more frequently than twice a
      -------------
week during the Facility Term on which Asset Backed Securities are to be sold to the Borrower pursuant to the Sale and Servicing Agreement, and an ABS Sale Agreement is executed and delivered to the Borrower.

     "ABS Sale Notice" means, with respect to any sale of Asset Backed
      ---------------
Securities to the Borrower on any ABS Sale Date, a notice substantially in the form of Exhibit C-2 to the Sale and Servicing Agreement, stating the Primary Seller's intention to sell Asset Backed Securities to the Borrower and designating the related ABS Sale Date and the principal amount of Asset Backed Securities to be sold on such ABS Sale Date.

     "Account Control Agreement" means an account control agreement, dated as of
      -------------------------
September 14, 2000, by and among the Borrower, the Administrative

Agent and the Securities Intermediary, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Accountants' Report" means the report of a firm of nationally recognized
      -------------------
independent accountants described in Section 5.11 of the Sale and Servicing Agreement.

     "Accounting Date" means, with respect to a Distribution Date, the last day
      ---------------
of the Collection Period immediately preceding such Distribution Date.

     "Accrued Discount" means, for any Collection Period, the aggregate Discount
      ----------------
of all Commercial Paper issued by the CP Lenders to fund the Aggregate Net Investment outstanding at any time during such Collection Period which has accrued from the first day through the last day of such Collection Period, whether or not such Commercial Paper is issued or matures during such Collection Period. For purposes of the immediately preceding sentence, the portion of the aggregate Discount of related Commercial Paper accrued during a Collection Period in which such Commercial Paper has a stated maturity date on a day other than the last day of such Collection Period shall be based on the actual number of days elapsed during which such related Commercial Paper was outstanding.

     "Accrued Interest" means, for any Collection Period, the aggregate amount
      ----------------
of interest due and owing to the APA Banks pursuant to Section 7.4 of the Security and Funding Agreement with respect to all Fundings outstanding at any time during such Collection Period, which amount has accrued from the first day through the last day of such Collection Period, whether or not such Fundings have been repaid (in whole or in part) during such Collection Period. For purposes of the immediately preceding sentence, the portion of the aggregate amount of interest accrued during a Collection Period in which any such Fundings are paid in full on a day other than the last day of such Collection Period shall be based on the actual number of days elapsed during which all such Fundings were outstanding.

     "Adjusted Collections" has the meaning set forth in Section 7.1(f)(ii)(4)
      --------------------
of the Security and Funding Agreement.

     "Administrative Agent" means The Chase Manhattan Bank, a New York banking
      --------------------
corporation, and its permitted successors and assigns.

     "Advance" means, in the aggregate, each loan made by the Secured Parties to
      -------
the Borrower pursuant to the Security and Funding Agreement.

     "Advance Amount" means, in determining the amount of the Advance to be made
      --------------
to the Borrower on any Funding Date, an amount equal to the sum of: (i) [X(PB+NPB)] (as such equation relates to Receivables) - AVB (as such calculation applies to Receivables) plus (ii) [X(PB+NPB)] (as such equation relates to Asset Backed Securities) - AVB (as such calculation applies to Asset Backed Securities)

     X =       The Advance Percentage.

     PB = The Pool Balance as it relates to Receivables or Asset Backed Securities, as applicable, as of the close of business on the Business Day immediately preceding the date of the Servicer's Receivables Sale Date Certificate or the Servicer's ABS Sale Date Certificate.

     NPB = The Principal Balance of the Receivables and/or the Asset Backed Securities, as the case may be, to be purchased by the Borrower on such date.

     AVB = The VFN Balance as of the close of business on the Business Day immediately preceding the date of the Servicer's Receivables Sale Date Certificate or the Servicer's ABS Sale Date Certificate, as appropriate, increased by the amount of any accrued and unpaid interest or discount, as applicable, on all outstanding Fundings, together with all accrued and unpaid fees and other costs and expenses due and owing to the Lending Groups, and reduced by the following amount: the product of (i) the aggregate amount of the Collections in the Collection Account as of the close of business on the Business Day immediately preceding the date of the Servicer's Receivables Sale Date Certificate or the Servicer's ABS Sale Date Certificate, as appropriate; and (ii) the applicable Advance Percentage.

     "Advance Percentage" has the meaning set forth in Section 7.1(c) of the
      ------------------
Security and Funding Agreement.

     "Adverse Claim" means any claim of ownership or any Lien, title retention,
      -------------
trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a Lien, other than the security interest created under the Security and Funding Agreement.

     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AFS" means AmeriCredit Financial Services, Inc., a Delaware corporation,
      ---
and its successors and assigns.

     "Aggregate Commitment" means, at any time, the sum of the Commitments of
      --------------------
all APA Banks of all Lending Groups then in effect.

     "Aggregate Net Investment" means, at any time, the sum of all Net
      ------------------------
Investments of all Lending Groups.

     "Alternate Base Rate" means the PARCO Alternate Base Rate, the HLS
      -------------------
Alternate Base Rate or the Eiffel Alternate Base Rate.

     "Amount Financed" means, with respect to a Receivable, the aggregate amount
      ---------------
advanced under such Receivable toward the purchase price or refinancing of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual
      ----------------------
percentage rate of finance charges or service charges, as stated in the related Contract.

     "APA Bank" means (i) any Person (other than HLS and Eiffel) executing an
      --------
Asset Purchase Agreement as an "APA Bank" thereunder, (ii) with respect to HLS and Eiffel, each of HLS and Eiffel, (iii) with respect to Victory, each "Victory Liquidity Bank" and (iv) in respect of such provisions contained in the Sale and Servicing Agreement and Security and Funding Agreement as shall be designated by HLS and Eiffel, such HLS Liquidity Banks and Eiffel Liquidity Banks as shall be designated by HLS and Eiffel, respectively, and in any such case, its permitted successors and assigns in such capacity.

     "Applicable Rate" means, with respect to any date for which such rate is
      ---------------
being determined, the weighted average of the rates of interest applicable to the VFN Balance on such date pursuant to the Security and Funding Agreement.

     "Asset Backed Securities" means notes issued in connection with a term
      -----------------------
asset backed securitization transaction, which notes (i) are secured by assets originated or purchased by AFS, (ii) provide for monthly payments of interest,
(iii) whose all in yield (after giving effect to any discount or reserve) shall be at least equal to the Eurodollar Rate, and (iv)(a) have a rating of "A-1+" by S&P and "P-1" by Moody's at the time of acquisition by the Borrower and are eligible for purchase by money market funds pursuant to Rule 2a-7 under the Investment Company Act or 1940, as amended, or (b) are variable percentage term notes which (x) have an expected maturity of one year or less and a final maturity of no more than three years from their date of issuance, (y) have timely payments of interest and ultimate payments of principal on or prior to the date such principal is required to be fully paid, fully insured by a monoline insurer acceptable to the Funding Agents, (z) are rated no lower than "AAA" by S&P and "Aaa" by Moody's at the time such Asset Backed Security is sold to the Borrower.

     "Asset Purchase Agreement" means the PARCO Asset Purchase Agreement, the
      ------------------------
HLS Liquidity Loan Agreement, the Eiffel Liquidity Asset Purchase Agreement or the Victory Liquidity Facility.

     "Authorized Officer" means, (i) with respect to a Funding Agent or any APA
      ------------------
Bank, any Vice President or Trust Officer thereof, (ii) with respect to a CP Lender, the Servicer or the Sellers, the President, any Vice Chairman, the Chief Financial Officer, any Vice President or the Treasurer thereof and (iii) with respect to the Borrower, any Vice President or Trust Officer of the Trustee.

     "Available Funds" means, with respect to any Determination Date, the sum
      ---------------
of: (i) the Collected Funds for such Determination Date, (ii) all Repurchase Obligation Amounts and all ABS Repurchase Obligation Amounts deposited in the Collection Account with respect to the related Collection Period; (iii) Investment Earnings with respect to the Pledged Accounts during the related Collection Period; and (iv) payments by Hedge Counterparties during the related Collection Period (for the avoidance of doubt, "Available Funds" does not include funds allocated to the Collection Account Reserve).

     "Available Funds Deficiency" has the meaning assigned in Section 6.6 of the
      --------------------------
Sale and Servicing Agreement.

     "Backup Servicer" means The Chase Manhattan Bank, a New York banking
      ---------------
corporation, not in its individual capacity but solely in such capacity as Backup Servicer, and its successors and assigns.

     "Base Servicing Fee" means, with respect to any Collection Period, the fee
      ------------------
payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the average daily Pool Balance during such Collection Period.

     "Basic Agreements" means the Sale and Servicing Agreement, the Security and
      ----------------
Funding Agreement, each Lockbox Agreement, the VFN, each Hedge Contract, the Account Control Agreement, each Receivables Sale Agreement, each ABS Sale Agreement, the Fee Letter and each Asset Purchase Agreement (and fee letter related to such Asset Purchase Agreement).

     "Borrower" means AmeriCredit Manhattan Trust, a Delaware business trust,
      --------
and its successors and permitted assigns.

     "Business Day" means any day excluding Saturday, Sunday and any day on
      ------------
which banks in The City of New York or Fort Worth, Texas (or, if different, such other jurisdictions in which any successor Servicer, the Back-up Servicer or any Lockbox Bank is located) are authorized or required by law to close, and, when used with respect to the determination of any Eurodollar Rate or any notice with respect thereto, any such day which is also a day for trading by and between banks in United States dollar deposits in the London interbank market.

     "Calendar Quarter" means the three-month period ending on the last day of
      ----------------
March, June, September or December.

     "Capped Amount" means, with respect to Accrued Discount and Accrued
      -------------
Interest on any Distribution Date and relating to any Collection Period, the product of (i) the sum of (A) the strike price applicable to the Hedge Contracts during such Collection Period plus (B) if positive, the difference between the
                              ----
reference rate specified in such Hedge Contracts as of the first day of such Collection Period and the strike price plus (C) 1.25% multiplied by (ii) the
                                       ----           -------------
average daily amount of the Aggregate Net Investment during such Collection Period.

     "Carrying Costs" means, for any Collection Period with respect to a Lending
      --------------
Group, the sum of (i) the aggregate dollar amount of such CP Lender's obligations for such Collection Period determined on an accrual basis in accordance with GAAP consistently applied (a) to pay Accrued Discount with respect to such Collection Period, (b) without duplication, to pay all dealer fees due and owing with respect to Commercial Paper issued by such CP Lender to fund its Net Investment during such Collection Period, (c) to pay any past due Discount (together with interest thereon at the Late Payment Rate) with respect to prior Collection Periods, and (d) to pay the costs of such CP Lender with respect to the operation of the Yield Protection Provision, (ii) the sum of the aggregate dollar amount of the related APA Banks' interest due and owing for such Collection Period determined on an accrual basis in accordance with GAAP consistently applied in respect of (a) Accrued Interest with respect to such Collection Period, (b) any past due interest due and owing to such APA Banks specified in Section 7.4 of the Security and Funding Agreement (together with interest thereon at the Late Payment Rate) with respect to prior Collection Periods and (c) to pay the costs of the related APA Banks with respect to the operation of the Yield Protection Provision, (iii) the fees specified in the related Lending Group's Fee Letter that accrued from the first day through the last day of such Collection Period, whether or not such amounts are payable during such Collection Period and (iv) other costs and expenses due and owing to the related CP Lender, the related Funding Agent and the related APA Banks pursuant to the Security and Funding Agreement and the other Basic Agreements that are accrued and unpaid during such Collection Period, together with any unpaid costs and expenses due and owing to the related CP Lender, the related Funding Agent and the related APA Banks from prior Collection Periods.

     "Certificated Security" has the meaning specified in Section 8-102 of the
      ---------------------
New York UCC.

     "Change of Control" means a change resulting when any Unrelated Person or
      -----------------
any Unrelated Persons, acting together, that would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 30% of the aggregate voting power of all classes of voting stock of AmeriCredit Corp. or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of AmeriCredit Corp. such that such nominees, when added to any existing director remaining on the Board of Directors of AmeriCredit Corp. after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of AmeriCredit Corp. As used herein, (a) "Beneficially Own" shall mean "beneficially own" as
                           ----------------
defined in Rule 13d-3 of the Exchange Act, or any
successor provision thereto; provided, however, that, for purposes of this
                             --------  -------
definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" shall mean a "group" for purposes of Section
                           -----
13(d) of the Exchange Act; (c) "Unrelated Person" shall mean at any time any
                                ----------------
Person other than AmeriCredit Corp. or any of its Subsidiaries and other than any trust for any employee benefit plan of AmeriCredit Corp. or any of its Subsidiaries; and (d) "Related Person" of any Person shall mean any other Person
                       --------------
owning (1) 5% or more of the outstanding common stock of such Person or (2) 5% or more of the voting stock of such Person.

     "Collateral" has the meaning assigned to such term in Section 2.1(a) of the
      ----------
Security and Funding Agreement.

     "Collateral Insurance" has the meaning set forth in Section 5.4(a) of the
      --------------------
Sale and Servicing Agreement.

     "Collected Funds" means, with respect to any Determination Date, the amount
      ---------------
of funds in the Collection Account representing collections on the Receivables and Asset Backed Securities during the related Collection Period, including all Net Liquidation Proceeds collected during the related Collection Period (but excluding any Repurchase Obligation Amounts and ABS Repurchase Obligation Amounts).

     "Collection Account" means the account designated as such, established and
      ------------------
maintained pursuant to Section 6.1 of the Sale and Servicing Agreement.

     "Collection Account Reserve" means the amount from time to time allocated
      --------------------------
to the Collection Account Reserve on the books and records of the Administrative Agent, determined as follows: (i) the Collection Account Reserve Minimum; plus
                                                                          ----
(ii) each allocation to the Collection Account Reserve pursuant to Section 6.8(a)(x) of the Sale and Servicing Agreement; plus (iii) each amount deposited
                                               ----
in the Collection Account as Collection Account Reserve Shortfall Amounts; minus
                                                                           -----
(iv) each release of funds from the Collection Account Reserve pursuant to
Section 6.2(b) of the Sale and Servicing Agreement; and minus (v) each
                                                        -----
application of funds from the Collection Account Reserve pursuant to Section 6.6 of the Sale and Servicing Agreement.

     "Collection Account Reserve Minimum" means the greater of (i) $500,000 or
      ----------------------------------
(y) 1% of the Pool Balance.

     "Collection Account Reserve Shortfall Amount" has the meaning assigned in
      -------------------------------------------
Section 6.2(a) of the Sale and Servicing Agreement.

     "Collection Period" means, with respect to each Distribution Date, the
      -----------------
preceding calendar month. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to (i) all applications of collections, and (ii) all distributions as determined as of the end of the day on such last day.

     "Collection Records" means all manually prepared or computer generated
      ------------------
records relating to collection efforts or payment histories with respect to the Receivables.

     "Collections" means collections on the Receivables and the Asset Backed
      -----------
Securities in respect of principal and interest (excluding funds allocated to the Collection Account Reserve), the Investment Earnings and payments by Hedge Counterparties.

     "Commercial Paper" means the short-term promissory notes of a CP Lender
      ----------------
issued by such CP Lender in the commercial paper market.

     "Commitment" means, with respect to any APA Bank, the amount set forth as
      ----------
such APA Bank's Commitment in the related Asset Purchase Agreement, as such amount may be adjusted pursuant to the provisions thereof.

     "Commitment Expiry Date" means the earliest to occur of (i) the date on
      ----------------------
which all amounts due and owing to the Secured Parties pursuant to the Security and Funding Agreement and the other Basic Agreements have been indefeasibly paid in full, (ii) with respect to Fundings made by the APA Banks pursuant to Section
7.1 of the Security and Funding Agreement, the occurrence of a Termination Event and termination of the Commitments pursuant to Section 6.1(a) of the Security and Funding Agreement, (iii) in the case of HLS, Victory or Eiffel, the inability of HLS, Victory or Eiffel, as applicable, to receive advances from the HLS Liquidity Banks, the Victory Liquidity Banks or the Eiffel Liquidity Banks, as applicable, and (iv) September 11, 2001 (as may be extended for an additional 364 days from time to time in writing at the option of each of the Secured Parties, the Administrative Agent and the Funding Agents).

     "Computer Tape" means the computer tapes or other electronic media
      -------------
furnished by the relevant Seller to the Borrower and its assigns describing certain characteristics of the Receivables sold to the Borrower pursuant to the Sale and Servicing Agreement, in each case as of the Relevant Cutoff Date.

     "Contract" means a motor vehicle retail installment sale contract or
      --------
installment loan contract executed by an Obligor in respect of a Financed Vehicle, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Conversion/Continuation Notice" has the meaning specified in Section 7.7
      ------------------------------
of the Security and Funding Agreement.

     "Conveyed Assets" has the meaning set forth in Section 2.2 of the Sale and
      ---------------
Servicing Agreement.

     "Conveyed Property" has the meaning set forth in Section 2.2 of the Sale
      -----------------
and Servicing Agreement.

     "Conveyed Securities" has the meaning set forth in Section 2.2 of the Sale
      -------------------
and Servicing Agreement.

     "Corporate Trust Office" means the office of the Trustee, as provided in
      ----------------------
the Trust Agreement.

     "CP Funding" means a Funding made by a CP Lender and funded through the
      ----------
issuance of Commercial Paper.

     "CP Funding Period" means (i) with respect to a CP Funding related to
      -----------------
PARCO, a calendar month and (ii) with respect to a CP Funding related to HLS or Eiffel, a period of days not to exceed ninety (90) days commencing on a Business Day selected by such CP Lender (provided that if any such CP Funding Period
                                --------
would end on a day which is not a Business Day, such CP Funding Period shall end on the next succeeding Business Day).

     "CP Lender" means PARCO, HLS, Victory or Eiffel.
      ---------
     "CP Rate" means, with respect to any issuance of Commercial Paper by a CP
      -------
Lender to fund, in whole or in part, its Net Investment (and, at the election of the CP Lender, other investments or loans by the CP Lender), the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper (in the case of HLS and Eiffel having a term equal to the CP Funding Period) may be sold by any placement agent or commercial paper dealer selected by such CP Lender, including any dealer fees and commissions; provided,
                                                                       --------
however, that if the rate (or rates) as agreed between any such agent or dealer
-------
and such CP Lender is a discount rate, then the rate (or if more than one rate, the weighted average of the rates) resulting from such CP Lender's converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

     "Cram Down Loss" means, with respect to a Receivable, if a court of
      --------------
appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to (i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the principal balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

     "Credit and Servicing Procedures" means AFS's written credit, servicing and
      -------------------------------
collection policies and procedures delivered to the Administrative Agent and the Funding Agents prior to the Effective Date, as such Procedures may be modified or supplemented from time to time in accordance with the terms of the Sale and Servicing Agreement.

     "Credit Score" means the credit score for each Obligor, determined in
      ------------
accordance with the Credit and Servicing Procedures.

     "Dealer" means a dealer that sold a Financed Vehicle and that originated
      ------
and sold the related Receivable to the Primary Seller under a Dealer Agreement or pursuant to a Dealer Assignment.

     "Dealer Agreement" means any agreement between a Dealer and the Primary
      ----------------
Seller relating to the acquisition of Receivables from a Dealer by the Primary Seller, as the same may be amended, supplemented or otherwise modified and in effect.

     "Dealer Assignment" means, with respect to a Receivable, the executed
      -----------------
assignment executed by a Dealer conveying such Receivable to the Primary Seller, as the same may be amended, supplemented or otherwise modified and in effect.

     "Defaulted Receivable" means, on each Receivables Sale Date (in each case,
      --------------------
determined as of the close of the Business Day preceding delivery of the Servicer's Receivables Sale Date Certificate) and any Reference Date, a Receivable as to which: (i) in accordance with the Credit and Servicing Procedures, the Servicer has determined that eventual payment in full is unlikely, or (ii) the related Financed Vehicle has been repossessed, or (iii) 5% or more of any payment is over 120 days delinquent; provided, however, that for
                                                    --------  -------
the purpose of calculating the Delinquency Ratio, Defaulted Receivable shall mean a Receivable as to which 5% or more of any payment is over 90 days delinquent or which has been charged off.

     "Delinquency Ratio" means for any Reference Date, the ratio, (i) the
      -----------------
numerator of which shall be the sum of all Defaulted Receivables, Delinquent Receivables and Repurchased Receivables (without duplication) and (ii) the denominator of which shall be the Principal Balance of all Receivables determined as a rolling average for the four months immediately preceding such Reference Date.

     "Delinquent Receivable" means, on each Receivables Sale Date (in each case,
      ---------------------
determined as of the close of the Business Day preceding delivery of the Servicer's Receivables Sale Date Certificate) and any Reference Date, a Receivable with respect to which 5% or more of any Scheduled Payment is over 30 days past due and which is not a Defaulted Receivable; provided, however, that
                                                       --------  -------
for the purpose of calculating the Delinquency Ratio, Delinquent Receivable shall mean a Receivable as to which 5% or more of any Scheduled Payment is over 60 days past due and which is not a Defaulted Receivable (as defined in the proviso of the definition thereof).

     "Deliver" or "Delivery" means, when used with respect to the Pledged
      -------      --------
Account Property:

          (a) with respect to such of the Pledged Account Property as constitutes an "instrument" within the meaning of Article 9 of the New York UCC, either (1) delivery of such instrument to the Administrative Agent indorsed to the Administrative Agent or indorsed in blank by an effective indorsement or (2) delivery of such instrument to a Securities Intermediary indorsed to the Securities Intermediary or indorsed in blank by an effective indorsement and causing the Securities Intermediary to create a Securities Entitlement with respect thereto in one of the Pledged Accounts;

          (b) with respect to such of the Pledged Account Property as constitutes a "certificated security in bearer form" within the meaning of
     Article 8 of the New York UCC, (i) the Administrative Agent acquires possession of the security certificate, (ii) another person, other than a securities intermediary, either acquires possession of the security certificate on behalf of the Administrative Agent or, having previously acquired possession of the certificate, acknowledges that it holds for the Administrative Agent, or (iii) a securities intermediary acting on behalf of the Administrative Agent acquires possession of the security certificate, and the Securities Intermediary creates a Securities Entitlement in respect thereof in one of the Pledged Accounts;

          (c) with respect to such of the Pledged Account Property as constitutes a "certificated security in registered form" within the meaning of Article 8 of the New York UCC, both (A) (i) the Administrative Agent acquires possession of the security certificate indorsed to the Administrative Agent or indorsed in blank by an effective indorsement, (ii) another person, other than a securities intermediary, either acquires possession of the security certificate on behalf of the Administrative Agent or, having previously acquired possession of the certificate, acknowledges that it holds for the Administrative Agent, or (iii) a securities intermediary acting on behalf of the Administrative Agent acquires possession of the security certificate, only if the certificate is in registered form and has been specially indorsed to the Securities Intermediary or indorsed in blank by an effective indorsement;

          (d) with respect to such of the Pledged Account Property as constitutes an "uncertificated security" within the meaning of Article 8 of the New York UCC, (i) the issuer registers the Administrative Agent as the registered owner, upon original issue or registration of transfer or (ii) another person, other than a securities intermediary, either becomes the registered owner of the uncertificated security on behalf of the Administrative Agent or, having previously become the registered owner, acknowledges that it holds for the Administrative Agent or (iii) the Securities Intermediary becomes the registered owner and creates a Securities Entitlement with respect thereto in a Pledged Account.

     "Determination Date" means, with respect to any Collection Period, the
      ------------------
earlier of (i) the 2nd Business Day preceding the related Distribution Date, and
(ii) the 8th day of the calendar month following such Collection Period, or if such 8th day is not a Business Day, the next succeeding Business Day.

     "Discount" means, with respect to any Commercial Paper, the interest or
      --------
discount component thereof.

     "Distribution Date" means, with respect to each Collection Period, the
      -----------------
tenth day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on October 10, 2000.

     "Effective Date" has the meaning specified in Section 7.1(g) of the
      --------------
Security and Funding Agreement.

     "Eiffel" means Eiffel Funding, LLC, a Delaware limited liability company.
      ------

     "Eiffel Alternate Base Rate" means, for any day, a rate per annum equal to
      --------------------------
the greater of (a) the Eiffel Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. Any change in the Eiffel Alternate Base Rate due to a change in the Eiffel Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Eiffel Prime Rate or the Federal Funds Effective Rate, respectively.

     "Eiffel Eurodollar Rate" means, with respect to any Tranche for which the
      ----------------------
applicable rate is to be determined by reference to LIBOR, a rate which is 1.25% in excess of a rate per annum equal to the sum (rounded upwards, if necessary, to the next higher 1/100 of 1%) of (A) the rate obtained by dividing (i) Eiffel LIBOR by (ii) a percentage equal to 100% minus the highest reserve percentage used for determining the maximum reserve requirement as specified in Regulation D of the Board of Governors of the Federal Reserve System (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is applicable to any of the Eiffel Liquidity Banks during the related Eurodollar Funding Period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in the related Eurodollar Funding Period during which any such percentage shall be applicable) plus (B) the weighted average of the then daily net annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) as estimated by the Eiffel Funding Agent for determining the current annual assessment payable by each of the Eiffel Liquidity Banks to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

     "Eiffel Facility Limit" means $100,000,000.
      ---------------------

     "Eiffel Funding Agent" means CDC Financial Products Inc., as funding agent
      --------------------
for the benefit of Eiffel, and its permitted successors and assigns in such capacity.

     "Eiffel LIBOR" means, with respect to any Tranche funded by the Eiffel
      ------------
Liquidity Banks and not based on the Eiffel Alternate Base Rate, for a specific Eurodollar Funding Period, the rate for deposits in United States dollars for a term equal to such Eurodollar Funding Period (commencing on the first day of such Eurodollar Funding Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Eurodollar Funding Period. If such rate does not appear on Telerate Page 3750, the rate for such period shall be determined on the basis of the rates at which deposits in United States dollars are offered by four (4) major banks in the London interbank market, selected by the Eiffel Funding Agent, at approximately 11:00 A.M. (London time) on such date to prime banks in the London interbank market for a period equal to such Eurodollar Funding Period (commencing on the first day of the Eurodollar Funding Period). The Eiffel Funding Agent shall request the principal London office of each such bank to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the rates quoted by four (4) major banks in The City of New York, selected by the Eiffel Funding Agent, at approximately 11:00 A.M. (New York time) on the first day of such Eurodollar Funding Period for loans in United States dollars to leading European banks for a period equal to such Eurodollar Funding Period (commencing on the first day of such Eurodollar Funding Period). If at least two (2) such quotations are provided, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for such Eurodollar Funding Period shall be the LIBOR rate for the immediately preceding Eurodollar Funding Period.

     "Eiffel Liquidity Asset Purchase Agreement" means that certain Liquidity
      -----------------------------------------
Asset Purchase Agreement, dated as of March 30, 2001, by and among Eiffel, the Eiffel Funding Agent and the financial institutions party thereto from time to time, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Eiffel Liquidity Banks" means those banks party to the liquidity agreement
      ----------------------
entered into between such banks and Eiffel with respect to this Agreement.

     "Eiffel Prime Rate" means the rate set forth in H.15(519) opposite the
      -----------------
caption "Bank Prime Loan" for such day. The Prime Rate is also available on Telerate, currently at page 125. If any discrepancy arises between Telerate and the printed version of H.15(519), the printed version of H.15(519) will take precedence.

     If the Prime Rate is not published in H.15(519), then the Prime Rate will be determined by calculating the arithmetic mean of the rates of interest publicly announced by each bank named on Telerate under the heading "Prime Rate Top 30 U.S. Banks," currently at page 38, as such bank's U.S. dollar prime rate or base lending rate as in effect on such day at 3:30 p.m. (New York City time). If fewer than four such rates appear on Telerate for such Reset date, then the Prime Rate shall be the arithmetic mean of the rate of interest publicly announced by three major banks in New York City, selected by the Eiffel Funding Agent, as their U.S. dollar prime rate or base lending rate as in effect for such day.

     "Eiffel Wind-Down Event" means that Eiffel, in its sole and absolute
      ----------------------
discretion, has elected not to make Advances to the Borrower with the proceeds of Commercial Paper.

     "Electronic Ledger" means the electronic master record of the retail
      -----------------
installment sales contracts or installment loans of the Servicer, as amended, supplemented or otherwise modified from time to time.

     "Eligible Account" means a segregated trust account with the corporate
      ----------------
trust department of a depository institution described in clause (b) of the definition of Eligible Institution

     "Eligible Deposit Account" means either (X) a segregated account with a
      ------------------------
depository institution described in clause (a) of the definition of Eligible Institution, or (Y) a segregated trust account with the corporate trust department of a depository institution described in clause (b) of the definition of Eligible Institution.

     "Eligible Institution" means either (a) a depository institution the
      --------------------
short-term obligations of which are rated at least "A-1" by S&P, "P-1" by Moody's and "F1" by Fitch (if rated by Fitch), and which, if not the Administrative Agent in its individual capacity, is such an institution acceptable to the Required Lending Groups, or (b) a depository institution organized under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a long-term credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade, and which, if not the Administrative Agent in its individual capacity, is such an institution acceptable to the Required Lending Groups.

     "Eligible Investments" means, at any time, any one or more of the following
      --------------------
obligations, securities or instruments (excluding any security with the "r" symbol attached to its rating): (i) obligations issued by, or the principal of and interest on which is backed by the full faith and credit of, the United States of America; (ii) commercial paper rated at least "A-1" by S&P, "P-1" by Moody's and "F1" by Fitch (if rated by Fitch); (iii) certificates of deposit, other time deposits or bankers' acceptances issued by or established with an Eligible Institution (described in clause (a) of the definition of "Eligible Institution"); and (iv) the shares of money market mutual funds registered under the Investment Company Act of 1940, as amended, that have a rating at the time of the investment from each of the Rating Agencies in the highest credit rating category.

     "Eligible Security" means, on any day of determination, an Asset Backed
      -----------------
Security (a) which is not in default with respect to any scheduled payment and is not in a "rapid", "early" or similar amortization period triggered by a "payout", "amortization" or similar event or an "event of default", (b) with respect to which the information set forth in the related Schedule to the ABS Sale Agreement was true and correct in all material respects on the relevant ABS Sale Date, (c) which has been duly issued, is fully paid for and non-assessable and with respect to which no provision has been waived (except to the extent permitted by the Basic Agreements), (d) which has not been sold, transferred, assigned or pledged by the Primary Seller to any Person other than under the Sale and Servicing Agreement and the relevant ABS Sale Agreement, (e) which is not subject to any Adverse Claim or any right of rescission, setoff, counterclaim or defense and no such claim or right has been asserted or, to the knowledge of the Primary Seller, threatened with respect thereto, (f) which is not "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, (g) which is freely transferable by the registered holder thereof and (h) which, as of such day of determination, has not been outstanding more than 30 days from its original date of issuance.

     "Eligible Servicer" means, for purposes of Section 9.3(b) of the Sale and
      -----------------
Servicing Agreement, a financial institution or other entity that at the time of its appointment as Servicer (i) is servicing a substantial portfolio of motor vehicle retail installment sales contracts or motor vehicle installment loans in the ordinary course of its business; (ii) is legally qualified and has the capacity to service the Receivables; (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle installment loans similar to the Receivables; and (iv) has available software that is adequate to perform its duties and responsibilities under the Sale and Servicing Agreement.

     "Entitlement Order" has the meaning specified in Section 8-102(a)(8) of the
      -----------------
New York UCC.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Eurocurrency Liabilities" has the meaning assigned to that term in
      ------------------------
Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Funding" means a Funding as to which the interest with respect
      ------------------
thereto is calculated at the Eurodollar Rate.

     "Eurodollar Funding Period" means, with respect to a Eurodollar Funding,
      -------------------------
prior to the Termination Date, a period of up to one month requested by the Borrower commencing on a Business Day requested by the Borrower and agreed to by the applicable Funding Agent; provided, however, that each such Eurodollar
                              --------  -------
Funding Period shall expire on a Distribution Date.

     "Eurodollar Rate" means either the PARCO Eurodollar Rate, the HLS
      ---------------
Eurodollar Rate, the Victory Eurodollar Rate or the Eiffel Eurodollar Rate.

     "Excess Spread" means, with respect to the Pool Balance as it relates to
      -------------
Receivables, the Weighted Average Coupon thereof minus the sum of (i) Weighted
                                                 -----
Average Hedge Strike Price, (ii) 2.00% (representing the fees of the Servicer and other transaction fees and expenses) and (iii) the Funded Spread. Excess Spread shall be calculated as of the close of business on the Accounting Date for purposes of the Servicer's Determination Date Certificate and as of the close of the previous Business Day for any Servicer's Receivables Sale Date Certificate. For purposes of the calculation of Excess Spread to be reflected in any Servicer's Receivables Sale Date Certificate, "Receivables constituting the Pool Balance" shall be deemed to include the Receivables to be sold on the related Receivables Sale Date.

     "Excess Spread Deficiency" means, with respect to the Receivables
      ------------------------
constituting the Pool Balance, on any date of determination, the difference between the Minimum Excess Spread and the actual Excess Spread, if less than the Minimum Excess Spread. Excess Spread shall be calculated as of the close of business on the Accounting Date for purposes of the Servicer's Determination Date Certificate and as of the close of the previous Business Day for any Servicer's Receivables Sale Date Certificate. For purposes of the calculation of Excess Spread Deficiency to be reflected in any Servicer's Receivables Sale Date Certificate, "Receivables constituting the Pool Balance" shall be deemed to include the Receivables to be sold on the related Receivables Sale Date.

     "Excluded Taxes" means, with respect to the Administrative Agent, the
      --------------
Securities Intermediary, any Funding Agent or any Indemnified Party ("Tax Indemnitee"), taxes which are both (A) imposed by the jurisdiction in which such Tax Indemnitee is organized, a taxing authority thereof or therein or by any other taxing authority of a United States jurisdiction as a result of such Tax Indemnitee doing business or maintaining an office in such jurisdiction (other than any such Taxes that would not have been imposed but for (1) having entered into, executed, delivered, performed, not performed or enforced or failed to enforce the Basic Agreements or any documents relating thereto or (2) any of the transactions contemplated therein) and also (B) imposed on, based on or measured by net income of such Tax Indemnitee. Excluded Taxes shall in no event include
(i) any documentary or similar taxes, (ii) amounts necessary for any indemnification obligation hereunder to be made on an after-tax basis, or (iii) any Taxes attributable to the overall transaction not constituting indebtedness of the Borrower for United States federal income tax purposes.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Facility" means the warehouse funding facility extended by the Secured
      --------
Parties to the Borrower pursuant to the Security and Funding Agreement.

     "Facility Limit" means either the PARCO Facility Limit, the HLS Facility
      --------------
Limit, the Victory Facility Limit or the Eiffel Facility Limit.

     "Facility Term" means the period beginning on and including the Effective
      -------------
Date and ending on the Commitment Expiry Date.

     "Farm Credit Entitlement" means a "Security Entitlement" as defined in 12
      -----------------------
C.F.R.ss.615.5450.

     "FDIC" means the Federal Deposit Insurance Corporation.
      ----

     "Federal Funds Effective Rate" means, for any day with respect to a Lending
      ----------------------------
Group, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the related Funding Agent from three
(3) Federal funds brokers of recognized standing selected by it.

     "Fee Letter" means that certain fee letter, dated on or about September 14,
      ----------
2000, between the Borrower and the Administrative Agent, with respect to commitment fees payable to the related APA Banks, and facility fees and utilization fees payable to the related CP Lenders, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

     "FHL Bank Entitlement" means a "Security Entitlement" as defined in 12
      --------------------
C.F.R.ss.912.1.

     "Financed Vehicle" means an automobile or light-duty truck van or minivan,
      ----------------
together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Financial Asset" has the meaning specified in Section 8-102(a)(14) of the
      ---------------
New York UCC.

     "Fitch" means Fitch, Inc. and any successor thereto or assign thereof.
      -----

     "Funded Spread" means 1.25%.
      -------------

     "Funding" has the meaning specified in Section 7.1(a) of the Security and
      --------
Funding Agreement.

     "Funding Agent" means either the PARCO Funding Agent, the HLS Funding
      -------------
Agent, the Victory Funding Agent or the Eiffel Funding Agent.

     "Funding Corporation Entitlement" means a "Security Entitlement" as defined
      -------------------------------
in 12 C.F.R.ss.1511.1.

     "Funding Date" means any day on which funds are advanced by the Secured
      ------------
Parties to the Borrower under the Security and Funding Agreement.

     "Funding Request" has the meaning specified in Section 7.1(a) of the
      ---------------
Security and Funding Agreement.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America.

     "Governmental Authority" means the United States of America, any state or
      ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Hedge Contract" means each interest rate protection contract entered into
      --------------
by the Borrower with a Hedge Counterparty in accordance with the terms of the Sale and Servicing Agreement, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Hedge Counterparty" means each counterparty to an interest rate protection
      ------------------
contract entered into by the Borrower, which counterparty shall have a long-term debt rating of at least "A" from S&P and Fitch (if rated by Fitch) and at least "A2" from Moody's, and shall not include AFS or any Affiliate thereof.

     "HLS" means Holland Limited Securitization, Inc., a Delaware corporation.
      ---

     "HLS Alternate Base Rate" means, for any day, a rate per annum equal to the
      -----------------------
greater of (a) the HLS Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. Any change in the HLS
                                           ----
Alternate Base Rate due to a change in the HLS Prime Rate or the Federal

Funds Effective Rate shall be effective from and including the effective date of such change in the HLS Prime Rate or the Federal Funds Effective Rate, respectively.

     "HLS Eurodollar Rate" means, with respect to any Tranche for which the
      -------------------
applicable rate is to be determined by reference to LIBOR, a rate which is 1.25% in excess of a rate per annum equal to the sum (rounded upwards, if necessary, to the next higher 1/100 of 1%) of (A) the rate obtained by dividing (i) HLS LIBOR by (ii) a percentage equal to 100% minus the highest reserve percentage
                                         -----
used for determining the maximum reserve requirement as specified in Regulation D of the Board of Governors of the Federal Reserve System (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is applicable to any of the HLS Liquidity Banks during the related Eurodollar Funding Period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in the related Eurodollar Funding Period during which any such percentage shall be applicable) plus (B)
                                                                     ----
the weighted average of the then daily net annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) as estimated by the HLS Funding Agent for determining the current annual assessment payable by each of the HLS Liquidity Banks to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

     "HLS Facility Limit" means $150,000,000.
      ------------------

     "HLS Liquidity Loan Agreement" means that certain Liquidity Loan Agreement,
      ----------------------------
dated as of September 21, 1999, by and among HLS, the HLS Funding Agent and the financial institutions party thereto from time to time, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "HLS Funding Agent" means ING Baring (U.S.) Capital Markets, LLC, as
      -----------------
funding agent for the benefit of HLS, and its permitted successors and assigns in such capacity.

     "HLS LIBOR" means, with respect to any Tranche funded by the HLS Liquidity
      ---------
Banks and not based on the HLS Alternate Base Rate, for a specific Eurodollar Funding Period, the rate for deposits in United States dollars for a term equal to such Eurodollar Funding Period (commencing on the first day of such Eurodollar Funding Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Eurodollar Funding Period. If such rate does not appear on Telerate Page 3750, the rate for such period shall be determined on the basis of the rates at which deposits in

United States dollars are offered by four (4) major banks in the London interbank market, selected by the HLS Funding Agent, at approximately 11:00 A.M. (London time) on such date to prime banks in the London interbank market for a period equal to such Eurodollar Funding Period (commencing on the first day of the Eurodollar Funding Period). The HLS Funding Agent shall request the principal London office of each such bank to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the rates quoted by four (4) major banks in The City of New York, selected by the HLS Funding Agent, at approximately 11:00 A.M. (New York time) on the first day of such Eurodollar Funding Period for loans in United States dollars to leading European banks for a period equal to such Eurodollar Funding Period (commencing on the first day of such Eurodollar Funding Period). If at least two (2) such quotations are provided, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for such Eurodollar Funding Period shall be the LIBOR rate for the immediately preceding Eurodollar Funding Period.

     "HLS Liquidity Banks" means those banks party to the liquidity agreement
      -------------------
entered into between such banks and HLS with respect to this Agreement.

     "HLS Prime Rate" means a fluctuating rate of interest per annum equal to
      --------------
the arithmetic average of the rates of interest publicly announced by The Chase Manhattan Bank, Citibank, N.A., and Morgan Guaranty Trust Company of New York (or their respective successors) as their respective prime commercial lending rates (or, as to any such bank that does not announce such a rate, such bank's "base" or other rate determined by HLS to be the equivalent rate announced by such bank), except that, if any such bank shall, for any period, cease to announce publicly its prime commercial lending (or equivalent) rate, HLS shall, during such period, determine the "HLS Prime Rate" based upon the prime
                                   --------------
commercial lending (or equivalent) rates announced publicly by the other such banks. The HLS Prime Rate is not intended to be the lowest rate of interest charged by HLS in connection with extensions of credit to debtors. The HLS Prime Rate shall change as and when such banks' prime commercial lending (or equivalent) rates change; provided that each change in the HLS Prime Rate shall
                          --------
be effective from and including the date such change is publicly announced as being effective.

     "HLS Wind-Down Event" means that HLS, in its sole and absolute discretion,
      -------------------
has elected not to make Advances to the Borrower with the proceeds of Commercial Paper.

     "HUD Entitlement" means a "Security Entitlement" as defined in 24
      ---------------
C.F.R.ss.81.2.

     "Indemnified Amounts" has the meaning specified in Section 8.1 of the
      -------------------
Security and Funding Agreement.

     "Indemnified Parties" has the meaning specified in Section 8.1 of the
      -------------------
Security and Funding Agreement.

     "Independent Accountants" has the meaning specified in Section 5.11 of the
      -----------------------
Sale and Servicing Agreement.

     "Initial Funding" has the meaning specified in Section 7.1(a) of the
      ---------------
Security and Funding Agreement.

     "Insolvency Event" means, with respect to a specified Person (other than a
      ----------------
CP Lender), (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Insurance Policy" means, with respect to a Receivable, any insurance
      ----------------
policy (including the insurance policies described in Section 5.4 of the Sale and Servicing Agreement) benefitting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Interest Component" means, with respect to any Commercial Paper issued by
      ------------------
a CP Lender to fund its Net Investment, the aggregate amount of interest or discount, as applicable, due with respect to such Commercial Paper on the maturity date thereof.

     "Interest Payment Date" means (a) with respect to any CP Funding made by a
      ---------------------
CP Lender, the last day of the related CP Funding Period, (b) with respect to any ABR Funding, the next succeeding Distribution Date and (c) with respect to any Eurodollar Funding, the last day of the related Eurodollar Funding Period.

     "Investment Earnings" means, on any date of determination, the investment
      -------------------
earnings on amounts on deposit in the Pledged Accounts on such date.

     "Late Payment Rate" means, with respect to each Lending Group, a rate per
      -----------------
annum equal to the Alternate Base Rate plus 2%.

     "Law" means, at any time, any law (including common law), constitution,
      ---
statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

     "Lending Group" means any of the groups consisting of (i) PARCO and the
      -------------
PARCO APA Banks, (ii) HLS, (iii) Eiffel and (iv) Victory and the Victory Liquidity Banks.

     "Lien" means a security interest, lien, charge, pledge, equity, or
      ----
encumbrance of any kind.

     "Lien Certificate" means, with respect to a Financed Vehicle, an original
      ----------------
certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title, or, for any Contract secured by a Financed Vehicle registered in any state for which the Paperless Title System is used to evidence title to and any lien in the Financed Vehicle, a computer printout or similar documentary evidence that there is an electronic record in the Paperless Title System indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of the Primary Seller as first lienholder or secured party (when such electronic record becomes available through the Paperless Title System). In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" means only a certificate or notification issued to a secured party.

     "Lockbox Account" means an account maintained on behalf of the
      ---------------
Administrative Agent by the Lockbox Bank pursuant to Section 5.2(d) of the Sale and Servicing Agreement, and any successor account.

     "Lockbox Agreement" means the Remittance Processing Agreement, dated the
      -----------------
date hereof, by and among the Borrower, the Servicer, the Lockbox Bank, and the Administrative Agent, as such agreement may be amended or supplemented from time to time, or any successor agreement, in form and substance satisfactory to the Administrative Agent.

     "Lockbox Bank" means a depository institution named by the Servicer and
      ------------
acceptable to the Administrative Agent and the Funding Agents, which initially is BankOne, N.A., or any of its affiliates; provided, however, that any such depository institution shall have executed a Lockbox Agreement.

     "Managed Assets" means all motor vehicle retail installment sale contracts
      --------------
acquired by AFS or any affiliate and serviced by the Servicer or any Affiliate.

     "Maximum Facility Limit" means the sum of all Facility Limits of all
      ----------------------
Lending Groups, which amount shall equal $525,000,000 on the Effective Date.

     "Minimum Excess Spread" means 8.50%.
      ---------------------

     "Monthly Extension Rate" means, with respect to any Accounting Date, the
      ----------------------
fraction, expressed as a percentage, the numerator of which is the aggregate Principal Balance of Managed Assets whose payments are extended during the related Collection Period and the denominator of which is the aggregate Principal Balance of Managed Assets as of the immediately preceding Accounting Date.

     "Monthly Records" means all records and data maintained by the Servicer
      ---------------
with respect to the Receivables, including, but not limited to, the following with respect to each Receivable: the account number; the originating Dealer; Obligor name; Obligor address or Third Party Lender, if any; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Payment; current Insurance Policy expiration date; and past due late charges.

     "Moody's" means Moody's Investors Service, Inc., and its successors and
      -------
assigns.

     "Net Investment" means, on any day with respect to a Lending Group, the sum
      --------------
of all amounts delivered by such Lending Group to the Borrower pursuant to
Section 7.1 of the Security and Funding Agreement, as such amount may be increased, in the case of Advances funded with the proceeds of Commercial Paper, by the accrued amount of the Interest Component of such CP Lender's Commercial Paper that is repaid on the maturity date thereof from the proceeds of Commercial Paper newly issued by it, and as such amount may be reduced by all payments received from, or on behalf of, the Borrower and applied by such Lending Group to reduce such Net Investment (including, but not limited to, amounts received by a Lending Group in connection with an Optional Prepayment pursuant to Section 7.1(f) of the Security and Funding Agreement).

     "Net Liquidation Proceeds" means, with respect to a Defaulted Receivable,
      ------------------------
all amounts realized with respect to such Receivable net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to any
--------  -------
Receivable shall in no event be less than zero.

     "Net Losses" means, with respect to any period, the aggregate Principal
      ----------
Balance of Managed Assets charged off (without regard to the application of any dealer discount) during such period, less the aggregate amount of recoveries on Managed Assets during such period.

     "New York UCC" means, at any time, the Uniform Commercial Code as in effect
      ------------
in the State of New York.

     "Notice Addresses" means, with respect to each Person specified below, its
      ----------------
address as specified below (as such address may be modified as specified in the relevant Basic Agreement):

(i)      If to the Servicer or the Primary Seller:


         AmeriCredit Financial Services, Inc.
         801 Cherry Street, Suite 3900
         Fort Worth, Texas  76102
         Attention:  Treasurer
         Telephone No.:      (817) 302-7022
         Telecopier No.:      (817) 302-7942


(ii)     If to the Secondary Seller:


         AmeriCredit Funding Corp.V
         801 Cherry Street, Suite 3900
         Fort Worth, Texas  76102
         Attention:  Treasurer
         Telephone No.:      (817) 302-7022
         Telecopier No.:      (817) 302-7942


(iii)    If to the Borrower:


         AmeriCredit Manhattan Trust
         c/o Bankers Trust (Delaware)
         E.A. Delle Donne Corporate Center Montgomery Building
         10011 Centre Road, Suite 200
         Wilmington, DE 19805-1266
         Attention:  Corporate Trust Office
         Telephone No.:      (302) 636-3305
         Telecopier No.:      (302) 636-3222

(iv)     If to the Administrative Agent:


         The Chase Manhattan Bank,
           as Administrative Agent
         450 West 33rd Street, 15th Floor
         New York, New York 10001
         Attention:  Structured Finance Services
         Telephone No.:      (212) 946-7861
         Telecopier No.:      (212) 946-7776


(v)      If to the Back Up Servicer:


         The Chase Manhattan Bank
         Capital Markets Fiduciary Services
         450 West 33rd Street, 14th Floor
         New York, NY 10001-2697
         Attention:  AmeriCredit Manhattan Trust
         Telephone No.:  212-946-7148
         Telecopier No.:  212-946-8302

(vi)     If to the HLS Funding Agent:


         ING Baring (U.S.) Capital Markets, LLC
         55 East 52nd Street
         New York, New York 10055
         Attention:  Structured  Finance
         Facsimile No: (212) 409-1251
         Telephone No: (212) 409-1933

(vii)    If to HLS:

         Holland Limited Securitization, Inc.
         c/o ING Baring (U.S.) Capital Markets, LLC
         55 East 52nd Street
         New York, New York 10055
         Attention: Structured Finance
         Facsimile No.: (212) 409-1251
         Telephone No.: (212) 409-1933

(viii)   If to the PARCO Funding Agent or the PARCO APA Banks:

         c/o The Chase Manhattan Bank,
           as PARCO Funding Agent
         450 West 33rd Street, 15th Floor
         New York, New York 10001
         Attention: Structured Finance Services
         Telephone No.:  (212) 946-7861
         Telecopier No.: (212) 946-7776

(ix)     If to Fitch:

         Fitch Inc.
         One State Street Plaza
         New York, NY 10004
         Attention:  Asset Backed Surveillance
         Telephone:   (212) 908-0500
         Telecopier:  (212) 480-4438

(x)      If to Moody's:

         Moody's Investors Service, Inc.
         99 Church Street, 9th Floor
         New York, New York 10007
         Attention:  ABS Monitoring Department
         Telephone No.:    (212) 553-1402
         Telecopier No.:   (212) 553-3856

(x)      If to S&P:

         Standard & Poor's Ratings Services
         55 Water Street
         New York, New York 10041

(xi)     If to PARCO:

         Park Avenue Receivables Corporation
         c/o Global Securitization Services, LLC
         25 West 43rd Street, Suite 704
         New York, New York 10036
         Attention:  President
         Telephone No.:    (212) 302-5151
         Telecopier No.:   (212) 302-8767


         with a copy to the PARCO Funding Agent


(xii)    If to Eiffel:

         Eiffel Funding LLC
         c/o Global Securitization Services, LLC

         400 West Main Street
         Suite 338
         Babylon, NY 11702

         with a copy to:

         CDC Financial Products Inc.
         9 West 57 Street, 36th Floor
         New York, NY 10019


(xiii)   If to the Eiffel Funding Agent:

         CDC Financial Products Inc.
         9 West 57 Street, 36th Floor
         New York, NY 10019

(xiv)    If to Victory:

         Victory Receivables Corporation
         c/o The Bank of Tokyo-Mitsubishi, Ltd.
         New York Branch,
         1251 Avenue of the Americas
         New York, New York 10020
         Attn: Securitization Group
         Tel 212 782-6957
         Fax 212 782-6448

(xv)     If to the Victory Funding Agent

         The Bank of Tokyo-Mitsubishi, Ltd.
         New York Branch,
         1251 Avenue of the Americas
         New York, New York 10020
         Attn: Securitization Group
         Tel 212 782-6957
         Fax 212 782-6448

     "Obligor" on (i) a Receivable means the obligor or co-obligors of the
      -------
Financed Vehicle, and any other Person who owes payments under the Receivable or under a Contract and (ii) an Asset Backed Security means the issuer or co-issuer of the Asset Backed Security, and any other Person who owes payments under the Asset Backed Security or related ABS Documents.

     "Officer's Certificate" means a certificate signed by an Authorized Officer
      ---------------------
of the relevant Seller or the Servicer, as appropriate.

     "Official Body" means any government or political subdivision or any
      -------------
agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Opinion of Counsel" means a written opinion of counsel satisfactory as to
      ------------------
form, substance and issuing counsel, to the Borrower, the Administrative Agent, the Funding Agents and, when applicable, the Required Lending Groups.

     "Optional Prepayment" has the meaning specified in Section 7.1(f) of the
      -------------------
Security and Funding Agreement.

     "Other Conveyed Property" means all property sold by the relevant Seller to
      -----------------------
the Borrower described in Section 2.1 (b) through (h) of the Sale and Servicing Agreement.

     "Other Designated Asset Backed Securities" has the meaning specified in
      ----------------------------------------
Section 7.1(f)(ii) of the Security and Funding Agreement.

     "Other Designated Receivables" has the meaning specified in Section
      ----------------------------
7.1(f)(ii) of the Security and Funding Agreement.

     "Other Transferor" means any Person other than the Borrower that has
      ----------------
entered into a receivables purchase agreement, loan agreement, transfer and administration agreement or other similar agreement with a CP Lender.

     "Paperless Title System" means any electronic lien and title system used in
      ----------------------
any jurisdictions with the prior written consent of the Administrative Agent (acting in its reasonable discretion).

     "PARCO" means Park Avenue Receivables Corporation, a Delaware corporation.
      -----

     "PARCO Alternate Base Rate" means, for any day, a rate per annum equal to
      -------------------------
the greater of (a) the PARCO Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50% of 1%. Any change
                                                   ----
in the PARCO Alternate Base Rate due to a change in the PARCO Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the PARCO Prime Rate or the Federal Funds Effective Rate, respectively.

     "PARCO APA Bank" means any Person executing the PARCO Asset Purchase
      --------------
Agreement as an "APA Bank" thereunder, and its permitted successors and assigns in such capacity.

     "PARCO Asset Purchase Agreement" means that certain Asset Purchase
      ------------------------------
Agreement, dated as of September 14, 2000, by and among PARCO, the PARCO Funding Agent and the several financial institutions party thereto from time to time, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "PARCO Eurodollar Rate" means, with respect to any Tranche for which the
      ---------------------
applicable rate is to be determined by reference to PARCO LIBOR, a rate which is 1.25% in excess of a rate per annum equal to the sum (rounded upwards, if necessary, to the next higher 1/100 of 1%) of (A) the rate obtained by dividing
(i) the applicable PARCO LIBOR by (ii) a percentage equal to 100% minus the
                                                                  -----
reserve percentage used for determining the maximum reserve requirement as specified in Regulation D of the Board of Governors of the Federal Reserve System (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is applicable to the PARCO Funding Agent during the related Eurodollar Funding Period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in the related Eurodollar Funding Period during which any such percentage shall be applicable) plus (B) the then daily net annual assessment rate (rounded upwards, if
----
necessary, to the nearest 1/100 of 1%) as estimated by the PARCO Funding Agent for determining the current annual assessment payable by the PARCO Funding Agent to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

     "PARCO Facility Limit" means $375,000,000.
      --------------------

     "PARCO Funding Agent" means The Chase Manhattan Bank, a New York banking
      -------------------
corporation, as funding agent for the benefit of PARCO and the PARCO APA Banks, and its permitted successors and assigns in such capacity.

     "PARCO LIBOR" means, with respect to any Tranche funded by the PARCO APA
      -----------
Banks and not based on the PARCO Alternate Base Rate, for a specific Eurodollar Funding Period, the rate for deposits in United States dollars for a term equal to such Eurodollar Funding Period (commencing on the first day of such Eurodollar Funding Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Eurodollar Funding Period. If such rate does not appear on Telerate Page 3750, the rate for such period shall be determined on the basis of the rates at which deposits in United States dollars are offered by four (4) major banks in the London interbank market, selected by the PARCO Funding Agent, at approximately 11:00 A.M. (London time) on such date to prime banks in the London interbank market for a period equal to such Eurodollar Funding Period (commencing on the first day of the Eurodollar Funding Period). The PARCO Funding Agent shall request the principal London office of each such bank to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the rates quoted by four (4) major banks in The City of New York, selected by the PARCO Funding Agent, at approximately 11:00 A.M. (New York time) on the first day of such Eurodollar Funding Period for loans in United States dollars to leading European banks for a period equal to such Eurodollar Funding Period (commencing on the first day of such Eurodollar Funding Period). If at least two (2) such quotations are provided, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for such Eurodollar Funding Period shall be the LIBOR rate for the immediately preceding Eurodollar Funding Period.

     "PARCO Prime Rate" means the rate of interest per annum publicly announced
      ----------------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in The City of New York (which rate may not be the lowest rate offered by The Chase Manhattan Bank at such time); provided that each change in
                                                   --------
the PARCO Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Person" means any individual, corporation, estate, partnership, limited
      ------
liability company, joint venture, association, joint stock company, trust

(including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Pledged Account Property" means any and all securities, security
      ------------------------
entitlements, financial assets, investment property, instruments and cash or other property held in the Pledged Accounts at any time.

     "Pledged Accounts" has the meaning specified in Section 6.1(b) of the Sale
      ----------------
and Servicing Agreement.

     "Pool Balance" means, as of any date of determination, the sum of the
      ------------
Principal Balances of all Receivables and Asset Backed Securities then pledged to the Secured Parties, excluding (i) any Asset Backed Security where any payment of interest or principal has not been made when due, (ii) any Receivable that is a Delinquent Receivable or a Defaulted Receivable as of the relevant Reference Date, (iii) any Repurchased Receivable (or Receivable subject to the Repurchase Obligation as of the relevant Reference Date) and any Repurchased Asset Backed Security (or Asset Backed Security subject to the ABS Repurchase Obligation as of the relevant Reference Date), and (iv) any Receivable that has been outstanding 210 days or more from the date of origination or acquisition of such Receivable by the Primary Seller and further reduced by deducting the amount determined as follows: the product of (A) the three-month average of the Pool Monthly Extension Rates minus 4% (if a positive number) and (B) the sum of the Principal Balances for all Receivables after giving effect to the exclusion described in the foregoing clauses (ii) and (iii).

     "Pool Limitations" means the following dealer concentration, geographic
      ----------------
concentration and minimum average Credit Score criteria and other specified limits, as of any date of determination:

     (i) The Principal Balance of Receivables representing Contracts purchased from any one Dealer (including any Affiliates of such Dealer other than companies primarily engaged in the business of owning multiple dealerships deemed dealer consolidators) shall not exceed 3% of the Pool Balance;

     (ii) The Principal Balance of Receivables originated in the State of California shall not at any time exceed 25% of the Pool Balance; the Principal Balance of Receivables originated in any other state of the United States shall not at any time exceed 15% of the Pool Balance;

     (iii) The weighted average Credit Score of the Receivables constituting the Pool Balance shall not be below 220;

     (iv) The Principal Balance of Receivables representing Contracts having an original maturity of more than 60 months shall not exceed 15% of the Pool Balance; and

     (v) The Principal Balance of Receivables representing Contracts having a remaining balance of more than $40,000 shall not exceed 5% of the Pool Balance.

     "Pool Monthly Extension Rates" means, with respect to any Collection
      ----------------------------
Period, a fraction, expressed as a percentage, the numerator of which is the Principal Balance, as of the Accounting Date for such Collection Period, of those Receivables included in the Pool Balance as to which payments are extended during such Collection Period, and the denominator of which is the total Pool Balance as of the Accounting Date for the previous Collection Period.

     "Portfolio Performance Trigger" means the occurrence of any of the
      -----------------------------
following (which shall be reflected in a Servicer's Determination Date Certificate):

     1. the aggregate Principal Balance of Managed Assets with respect to which 5% or more of any scheduled payment is more than 60 days past due (including Managed Assets secured by a repossessed motor vehicle) exceeds 7.5% of the total Principal Balance of Managed Assets;

     2. the aggregate Net Losses during the prior 6 calendar month period exceeds 8% of the average of the month-end Principal Balance of Managed Assets for each month during the prior 7 calendar month period;

     3. the average Monthly Extension Rate of the Managed Assets for any three consecutive calendar months exceeds 5.0%.

     "Potential Servicer Termination Event" means an event that with the lapse
      ------------------------------------
of time or the giving of notice, or both, would constitute a Servicer Termination Event.

     "Potential Termination Event" means an event that with the lapse of time or
      ---------------------------
the giving of notice, or both, would constitute a Termination Event.

     "Potential Wind-Down Event" means, with respect to HLS, Victory or Eiffel,
      -------------------------
an event that with the lapse of time or the giving of notice, would constitute a Wind-Down Event.

     "Prepayment Related Collateral" has the meaning set forth in Section
      -----------------------------
7.1(f)(ii) of the Security and Funding Agreement.

     "Primary Seller" means AmeriCredit Financial Services, Inc., and its
      --------------
successors and assigns.

     "Prime Rate" means the PARCO Prime Rate, the HLS Prime Rate, the Victory
      ----------
Prime Rate or the Eiffel Prime Rate.

     "Principal Balance" means, with respect to any Receivable or any Asset
      -----------------
Backed Security, as of any date, the sum of (x) in the case of a Receivable, the Amount Financed, and, in the case of an Asset Backed Security, the principal amount thereof in accordance with its terms, at the time of acquisition by the Borrower, minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable or the Asset Backed Security, as applicable, and (ii) in the case of a Receivable, any Cram Down Loss in respect of such Receivable, plus (y) the accrued and unpaid interest on such Receivable or Asset Backed Security, as the case may be.

     "Proceeding" means any suit in equity, action at law or other judicial or
      ----------
administrative proceeding.

     "Rating Agency" means, at any time, Moody's, S&P and Fitch or such other
      -------------
nationally recognized statistical rating organization from which a rating for the Commercial Paper was requested by a CP Lender and is then in effect.

     "Rating Agency Condition" means, with respect to any action, that each
      -----------------------
Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating

Agencies shall have notified the Sellers, the Servicer, the Borrower, the Administrative Agent and the Funding Agents in writing that such action will not result in a reduction or withdrawal of the then current rating of each CP Lender's Commercial Paper.

     "Rating Confirmation" means, for any CP Lender with respect to any subject
      -------------------
amendment, modification, waiver or other action to be taken pursuant to the terms of this Agreement, a confirmation by each of the Rating Agencies that such proposed amendment, modification, waiver or action shall not result in a downgrade or withdrawal of each Rating Agency's then current rating of such CP Lender's Commercial Paper or any other debt securities, rated at the request of such CP Lender, by each such Rating Agency.

     "Receivable" means, with respect to any Contract listed on the Schedule of
      ----------
Receivables, such Contract, all proceeds thereof and payment obligations thereunder.

     "Receivable Files" means the documents specified in Section 4.3 of the Sale
      ----------------
and Servicing Agreement.

     "Receivables Purchase Price" means, on any Receivables Sale Date, the
      --------------------------
purchase price for the Receivables sold on such date, which purchase price shall be the price that would be obtained in an arms-length transaction between a seller under no compulsion to sell and a buyer under no compulsion to buy, as set forth in the Receivables Sale Notice and the related Receivables Sale Agreement.

     "Receivables Sale Agreement" means an agreement among the Borrower and the
      --------------------------
Sellers with respect to the Receivables sold to the Borrower on each Receivables Sale Date, substantially in the form of Exhibit A-1 to the Sale and Servicing Agreement.

     "Receivables Sale Date" means any date occurring not more frequently than
      ---------------------
twice a week during the Facility Term on which Receivables are to be sold to the Borrower pursuant to the Sale and Servicing Agreement, and a Receivables Sale Agreement is executed and delivered to the Borrower.

     "Receivables Sale Notice" means, with respect to any sale of Receivables to
      -----------------------
the Borrower on any Receivables Sale Date, a notice substantially in the form of Exhibit C-1 to the Sale and Servicing Agreement, stating the Sellers' intention to sell Receivables to the Borrower and designating the related Receivables Sale Date and the approximate principal amount of Receivables to be sold on such Receivables Sale Date.

     "Recipient" has the meaning specified in Section 7.2 of the Security and
      ---------
Funding Agreement.

     "Reference Date" means, for purposes of any determination to be made with
      --------------
respect to the Receivables or Asset Backed Securities, as applicable, on any date, the close of business on the preceding Business Day.

     "Registrar of Titles" means, with respect to any state, the governmental
      -------------------
agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Relevant Cutoff Date" means, for purposes of any determination to be made
      --------------------
with respect to the Receivables being sold on any Receivables Sale Date, the close of business on the Business Day next preceding delivery of the Receivables Sale Notice.

     "Relevant UCC" means, at any time, the Uniform Commercial Code as in effect
      ------------
in the applicable jurisdiction(s).

     "Repurchase Obligation" means, as the context may require, the obligation
      ---------------------
of the relevant Seller pursuant to Section 4.2 of the Sale and Servicing Agreement, or the obligation of the Servicer pursuant to Section 5.7 of the Sale and Servicing Agreement, to repurchase or to purchase, as the case may be, a Receivable.

     "Repurchase Obligation Amount" means, with respect to any Receivable
      ----------------------------
subject to a Repurchase Obligation, the Principal Balance on such Receivable, together with accrued and unpaid interest thereon, after giving effect to the receipt of any moneys collected (from whatever source), if any.

     "Repurchased Asset Backed Security" means an Asset Backed Security
      ---------------------------------
repurchased by the Primary Seller pursuant to Section 4A.2 of the Sale and Servicing Agreement; in each case, such transaction to be deemed effective as of the close of business on the last day of the Collection Period in which such repurchase is required to be made, and the funds representing the repurchase price to be deposited by the Primary Seller in the Collection Account on the last day of such Collection Period.

     "Repurchased Receivable" means a Receivable purchased by the Servicer
      ----------------------
pursuant to Section 5.7 of the Sale and Servicing Agreement or repurchased by the relevant Seller pursuant to Section 4.2 of the Sale and Servicing Agreement; in each case, such transaction to be deemed effective as of the close of business on the last day of the Collection Period in which such purchase or repurchase is required to be made, and the funds representing the purchase or repurchase price to be deposited by the relevant Seller or the Servicer, as the case may be, in the Collection Account on the Determination Date corresponding to such Collection Period.

     "Required Lending Groups" means, in the aggregate at any time, Lending
      -----------------------
Groups whose Facility Limits equal or exceed 66 2/3% of the Maximum Facility Limit; provided that the determination of action or inaction on the part of a
       --------
Lending Group in connection with any amendment, waiver, consent or modification shall be determined in accordance with its related Asset Purchase Agreement.

     "Requirements of Law" for any Person means the certificate of incorporation
      -------------------
or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

     "Responsible Officer" of a Person means any officer, employee or agent of
      -------------------
such Person.

     "S&P" means Standard & Poor's Ratings Services, a division of The
      ---
McGraw-Hill Companies, and its successors and assigns.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement,
      ----------------------------
dated as of September 14, 2000 (together with the Schedules and Exhibits thereto, and together with Annex A, the schedule of defined terms, thereto), by and among the Borrower, the Sellers, the Servicer, the Administrative Agent and the Backup Servicer, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Sallie Mae Entitlement" means a "Security Entitlement" as defined in 31
      ----------------------
C.F.R. (S)354.1.

     "Schedule of Receivables" means, collectively, the schedules of retail
      -----------------------
installment sales contracts and promissory notes sold by the Sellers to the Borrower attached as Schedule A-1 and A-2 to each Receivables Sale Agreement.

     "Schedule of Representations" means the Schedule of Representations and
      ---------------------------
Warranties attached to the Sale and Servicing Agreement as Schedule B, as amended, supplemented or otherwise modified from time to time.

     "Scheduled Payment" means, with respect to any Collection Period for any
      -----------------
Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the respective Receivables Sale Date, the Obligor's obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or (iii) modifications or extensions of the Receivable permitted by Sections 5.2(b) or 5.2(c) of the Sale and Servicing Agreement, the Scheduled Payment with respect to such Collection Period refers to the Obligor's payment obligation with respect to such Collection Period as so modified.

     "Secondary Seller" means AmeriCredit Funding Corp. V, a Delaware
      ----------------
corporation and its successors and assigns.

     "Secured Obligations" means all amounts and obligations that the Borrower
      -------------------
may at any time owe or be required to perform, to or for the benefit of the Secured Parties, whether existing on the date of the Security and Funding Agreement or thereafter arising, under or in connection with any Basic Agreement or otherwise in connection with the transactions contemplated by the Basic Agreements.

     "Secured Parties" means, collectively, the CP Lenders, the Funding Agents,
      ---------------
the APA Banks, the HLS Liquidity Banks, the Victory Liquidity Banks and the Eiffel Liquidity Banks.

     "Securitization Trust" means any Person (whether or not a subsidiary of
      --------------------
AFS) established exclusively for the purpose of issuing securities in connection with any securitization of receivables arising from consumer installment sales contracts or loans by AFS or certain of its subsidiaries, the obligations of which are without recourse to AFS or such subsidiaries.

     "Securities Intermediary" has the meaning specified in Section 8-102(a)(14)
      -----------------------
of the New York UCC, and shall be initially, The Chase Manhattan Bank, a New York banking corporation.

     "Security and Funding Agreement" means the Security and Funding Agreement,
      ------------------------------
dated as of September 14, 2000, by and among the Borrower, the Administrative Agent, the Securities Intermediary and the several Secured Parties party thereto from time to time, as may be from time to time amended, supplemented, or otherwise modified and in effect.

     "Security Entitlement" has the meaning specified in Section 8-102(a)(17) of
      --------------------
the New York UCC.

     "Sellers" means the Primary Seller and the Secondary Seller, collectively.
      -------

     "Service Contract" means, with respect to a Financed Vehicle, the
      ----------------
agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

     "Servicer" means AmeriCredit Financial Services, Inc., as the servicer
      --------
under the Sale and Servicing Agreement, and each successor Servicer pursuant to
Section 8.3 of the Sale and Servicing Agreement.

     "Servicer Advance" has the meaning set forth in Section 6.5 of the Sale and
      ----------------
Servicing Agreement.

     "Servicer Termination Event" means an event specified in Section 9.1 of the
      --------------------------
Sale and Servicing Agreement.

     "Servicer's Determination Date Certificate" means an Officer's Certificate
      -----------------------------------------
of the Servicer delivered pursuant to Section 5.9(a) of the Sale and Servicing Agreement on each Determination Date, substantially in the form of Exhibit B-1 thereto, as such form may from time to time be revised by the Servicer with the approval of the Administrative Agent and the Funding Agents to conform to amendments of the Basic Agreements or otherwise to clarify the required reporting.

     "Servicer's Receivables Sale Date Certificate" means an Officer's
      --------------------------------------------
Certificate of the Servicer delivered pursuant to Section 3.2 of the Sale and Servicing Agreement, substantially in the form of Exhibit D-1 thereto, as such form may from time to time be revised by the Servicer with the approval of the Administrative Agent and the Funding Agents to conform to amendments of the Basic Agreements or otherwise to clarify the required reporting.

     "Servicer's ABS Sale Date Certificate" means an Officer's Certificate of
      ------------------------------------
the Servicer delivered pursuant to Section 3.3 of the Sale and Servicing Agreement, substantially in the form of Exhibit D-2 thereto, as such form may from time to time be revised by the Servicer with the approval of the Administrative Agent and the Funding Agents to conform to amendments of the Basic Agreements or otherwise to clarify the required reporting.

     "Servicer's VFN Prepayment Date Certificate" means an Officer's Certificate
      ------------------------------------------
of the Servicer to be delivered by the Servicer to the Borrower in accordance with Section 5.9(b) of the Sale and Servicing Agreement, substantially in the form of Schedule B-2 thereto, as such form may from time to time be revised by the Servicer with the approval of the Administrative Agent and the Funding Agents to conform to amendments of the Basic Agreements or otherwise to clarify the required reporting.

     "Servicing Fee" has the meaning specified in Section 5.8 of the Sale and
      -------------
Servicing Agreement.

     "Servicing Fee Rate" means 1.75% per annum.
      ------------------

     "Servicing Standard" has the meaning specified in Section 5.1(a) of the
      ------------------
Sale and Servicing Agreement.

     "Simple Interest Method" means the method of allocating a fixed level
      ----------------------
payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

     "Simple Interest Requisite Amount" means a Receivable under which the
      --------------------------------
portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Supplemental Servicing Fee" means, with respect to any Collection Period,
      --------------------------
all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees and liquidation fees collected on the Receivables during such Collection Period.

     "Swing Line Funding Limit" means $75,000,000.
      ------------------------

     "Taxes" has the meaning specified in Section 8.3 of the Security and
      -----
Funding Agreement.

     "Tangible Net Worth" means, as of any date with respect to AmeriCredit
      ------------------
Corp., the total shareholders' equity that would appear on a consolidated balance sheet of AmeriCredit Corp. prepared as of such date in accordance with GAAP less intangible assets that would appear on a consolidated balance sheet of
     ----
AmeriCredit Corp. prepared as of such date in accordance with GAAP.

     "Targeted Monthly Principal Payment" means, with respect to any
      ----------------------------------
Distribution Date, the amount required to reduce the VFN Balance, as set forth in the related Servicer's Determination Date Certificate, to an amount equal to the sum of (A) the product of (i) the portion of the Pool Balance relating to Receivables as set forth in the related Servicer's Determination Date Certificate, and (ii) the Advance Percentage with respect to Receivables as set forth in the later of the related Servicer's Determination Date Certificate or the most recently delivered Servicer's Receivables Sale Date Certificate, plus
                                                                          ----
(B) the product of (i) the portion of the Pool Balance relating to Asset Backed Securities as set forth in the related Servicer's Determination Date Certificate, and (ii) the Advance Percentage with respect to Asset Backed Securities as set forth in the later of the related Servicer's Determination Date Certificate or the most recently delivered Servicer's ABS Sale Date Certificate.

     "Tennessee Valley Entitlement" means a "Security Entitlement" as defined in
      ----------------------------
18 C.F.R. (S)1314.2.

     "Termination Date" means the date that is the latest of (i) the Commitment
      ----------------
Expiry Date, (ii) the date on which the Secured Parties shall have received payment and performance in full of all Secured Obligations, and no amounts remain due and owing by the Borrower, the Sellers or the Servicer to the Administrative Agent, the Funding Agents and the Secured Parties under any Basic Agreement, and (iii) the latest date on which any payment referred to in clause
(ii) above could be avoided as a preference under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Administrative Agent and the Funding Agents.

     "Termination Event" means the occurrence of any one or more of the
      -----------------
following:

     (a) Any failure by the Borrower under the Sale and Servicing Agreement, the Security and Funding Agreement, any other Basic Agreement or other permitted contract or indebtedness, if any, to make any payment or deposit to be made by it thereunder when due; or, any failure by the Borrower duly to observe the provisions of the Trust Agreement; or, any failure by the Borrower duly to observe or perform any covenant or agreement set forth in Section 4.2(g) of the Security and Funding Agreement;

     (b) Any failure by the Borrower under the Sale and Servicing Agreement, the Security and Funding Agreement, any other Basic Agreement or document or certificate delivered pursuant thereto or in connection therewith, or other permitted contract or indebtedness, if any, duly to observe or perform any covenant or agreement set forth therein (other than those described or enumerated in clause (a) above or in any of the following clauses of the definition of "Termination Event") and the continuation of such failure unremedied for a period of 30 days after knowledge thereof by the Borrower, or after the date on which written notice of such failure shall have been given to the Borrower by the Administrative Agent (acting at the direction of the Required Lending Groups);

     (c) Any representation, warranty, certification or statement made by the Borrower in the Sale and Servicing Agreement, the Security and Funding Agreement or in any other Basic Agreement or in any document or certificate delivered pursuant thereto or in connection therewith shall prove to have been incorrect in any material respect when made or deemed made;

     (d) Any failure by either Seller under the Sale and Servicing Agreement or any other Basic Agreement to make any payment or deposit thereunder when due and the continuation of such failure unremedied for a period of two

Business Days (or one Business Day with respect to payment of Repurchase Obligation Amounts or ABS Repurchase Obligation Amounts);

     (e) Either Seller shall (A) default in the performance of any covenant set forth in Section 2.3(c) or in Sections 7.2(a) or (b) or Section 7.4 of the Sale and Servicing Agreement, or (B) either Seller shall fail duly to observe or perform any other covenant or agreement set forth in the Sale and Servicing Agreement or in any other Basic Agreement (other than those described or enumerated in any other provision of the definition of Termination Event for which a different grace period or no grace period applies, including in the immediately preceding clause (A)), and such failure continues unremedied for a period of 30 days after knowledge thereof by such Seller or after the date on which written notice of such failure shall have been given to such Seller by the Administrative Agent (acting at the direction of the Required Lending Groups) or the Borrower;

     (f) The amount allocated to the Collection Account Reserve shall fall below the Collection Account Reserve Minimum and such deficiency shall remain uncured on the first to occur of (x) the fifth Business Day following the date on which such deficiency occurs, and (y) the next occurring Receivables Sale Date;

     (g) The occurrence of a Portfolio Performance Trigger;

     (h) The occurrence of any Event of Default (as therein defined) under any public asset-backed transaction of AmeriCredit Corp. or any of its direct or indirect subsidiaries;

     (i) The Tangible Net Worth of AmeriCredit Corp. shall be less than $600,000,000 plus 70% of all positive net income for each fiscal quarter having been completed since June 30, 2000 as of any date and such failure shall continue for a period of 20 days;

     (j) AmeriCredit Corp., either Seller or the Servicer, with respect to any outstanding credit agreement (other than in connection with the Facility) that represents a commitment or outstanding indebtedness in excess of $5,000,000, individually or in the aggregate, shall default in any payment of principal or interest or shall default in any other respect the effect of which is to cause or permit the holders of indebtedness pursuant to any such agreement to cause the acceleration of such indebtedness (in each case, after giving effect to all applicable cure periods in any such credit agreement);

     (k) The filing of any Proceedings against AmeriCredit Corp., either Seller, the Servicer or the Borrower (or any affiliate or subsidiary) that: (a) are not dismissed within 90 days; and (b) either (A) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, operations or financial condition of AmeriCredit Corp, either Seller, the Servicer or the Borrower, or (B) involves any of the Basic Agreements and the transaction contemplated thereby, or (C) involves any material portion of the Receivables, or (D) in which a request has been made for certification of a class action (or equivalent relief), unless, in any such case, the Administrative Agent and the Funding Agents representing the Required Lending Groups receive an Opinion of Counsel (which may be in-house counsel to AmeriCredit Corp. or any of its subsidiaries), satisfactory to them in their sole discretion, as to the status and expected outcome of such Proceedings;

     (l) Any final rulings or judgments against, or settlements by (x) AmeriCredit Corp., either Seller, or the Servicer (and/or any affiliate or subsidiary, other than the Borrower) for damages in excess of $2,000,000 in the aggregate, or (y) the Borrower for damages in excess of $50,000 in the aggregate, excluding, in either case, any such ruling or judgment that is otherwise covered by insurance, or that, in the case of a judgment, is discharged or stayed within 60 days;

     (m) The Administrative Agent, for any reason, fails to have a valid and perfected first priority security interest in the Collateral;

     (n) On any Distribution Date, after giving effect to the distribution of Available Funds, the VFN Balance (increased by the amount of any unpaid fees, costs and expenses due and owing to the Lending Groups) as set forth in the related Servicer's Determination Date Certificate exceeds the sum of (A) the product of (i) the Advance Percentage with respect to Receivables then in effect and (ii) the portion of the Pool Balance relating to Receivables as set forth in the related Servicer's Determination Date Certificate, plus (B) the product of
                                                       ----
(i) the Advance Percentage with respect to Asset Backed Securities then in effect and (ii) the portion of the Pool Balance relating to Asset Backed Securities as set forth in the related Servicer's Determination Date Certificate, and such condition remains in effect as of the next succeeding Accounting Date;

     (o) Any Basic Agreement ceases to be in full force and effect, or any party thereto contests the validity or enforceability thereof;

     (p) Any Hedge Counterparty fails to make any payment when due under a Hedge Contract or the long-term debt rating of any Hedge Counterparty is below "A" by S&P and Fitch (if rated by Fitch) or "A2" by Moody's, unless a new Hedge Counterparty acceptable to the Administrative Agent and the Funding Agents is in place or collateral acceptable to the Administrative Agent and the Funding Agents has been posted within 10 Business Days;

     (q) AmeriCredit Corp. shall be a party to any transaction of merger or consolidation in which it is not the surviving entity or shall sell all or substantially all of its assets to another Person unless it has given prior written notice thereof to the Administrative Agent and the Funding Agents and the following conditions are met: (a) such surviving entity or such Person, as the case may be, assumes the obligations of AmeriCredit Corp.; (b) the Required Lending Groups consent in writing; and (c) the Rating Agency Condition is satisfied;

     (r) A Change of Control shall occur with respect to AmeriCredit Corp.;

     (s) Less than 100% of the beneficial ownership interest in the Borrower is owned by AmeriCredit Corp. or any of its Affiliates;

     (t) Without limiting any of the foregoing, the occurrence of a Servicer Termination Event;

     (u) The Borrower shall become required to register under the Investment Company Act of 1940, as amended, as an "investment company" (as defined in such Act), and shall not be exempt from compliance with such Act;

     (v) The occurrence of an Insolvency Event with respect to any of AmeriCredit Corp., either Seller or the Borrower;

     (w) The withdrawal, suspension or downgrade below "A3" of the rating on the VFN by Moody's or below "A-" of the rating on the VFN by S&P;

     (x) the long-term senior unsecured debt rating of AmeriCredit Corp. shall fall below "B1" by Moody's or "B-" by S&P;

     (y) The Delinquency Ratio exceeds 2.5%; or

     (z) The principal amount of any same day Funding is not repaid or refinanced in full by the close of business on the fifth Business Day immediately succeeding such same day Funding date.

     (aa) The withdrawal, suspension or downgrade of the rating of any Asset Backed Security (x) referred to in clause (iv)(a) of the definition of Asset Backed Security to "A-1" or below by S&P or to "P-2" or below by Moody's or (y) referred to in clause (iv)(b) of the definition of Asset Backed Security to "Aa2" or below by Moody's or to "AA" or below by S&P.

     "Third-Party Lender" means a lender other than the Sellers that has
      ------------------
originated a Receivable in connection with the sale of a Finance Vehicle and has sold such Receivable to the Primary Seller under a Third-Party Loan Purchase Agreement or pursuant to a Third-Party Lender Assignment and (i) who has been approved by the Primary Seller in accordance with comparable procedures as Dealers are approved, (ii) who will be monitored by the Primary Seller in accordance with comparable procedures as Dealers are monitored, (iii) whose motor vehicle installment sale contracts or installment loan contracts are underwritten in accordance with the Seller's underwriting standards, (iv) whose motor vehicle installment sales contracts or installment loan contracts are serviced in accordance with the Servicer's Servicing Standards, and (v) as to which the relevant Seller can represent and warrant that the representations and warranties as set forth on Schedule B to the Sale and Servicing Agreement are true and correct.

     "Third-Party Lender Assignment" means, with respect to a Receivable, the
      -----------------------------
executed assignment executed by a Third-Party Lender conveying such Receivable to the Primary Seller, as the same may by amended, supplemented or otherwise modified and in effect.

     "Third-Party Loan Purchase Agreement" means any agreement between a
      -----------------------------------
Third-Party Lender and the Primary Seller relating to the acquisition of Receivables from a Third-Party Lender by the Primary Seller, as the same may be amended, supplemented or otherwise modified and in effect.

     "Tranche" means any tranche of Commercial Paper issued by a CP Lender.
      -------

     "Treasury Entitlement" means a "Security Entitlement" as defined in 31
      --------------------
C.F.R. (S)357.2.

     "Trigger Event" has the meaning specified in Section 7.1(c) of the Security
      -------------
and Funding Agreement.

     "Trust Agreement" means the Amended and Restated Trust Agreement, dated as
      ---------------
of September 14, 2000, by and among the Trustee, AmeriCredit Financial Services, Inc., as a co-depositor, and AmeriCredit Funding Corp. V, as a co-depositor.

     "Trustee" means Bankers Trust (Delaware), solely in its capacity as trustee
      -------
for the Borrower.

     "United States Securities Entitlement" means a Treasury Entitlement, a HUD
      ------------------------------------
Entitlement, an FHL Bank Entitlement, a Funding Corporation Entitlement, a Farm Credit Entitlement, a Sallie Mae Entitlement or a Tennessee Valley Entitlement.

     "Unused Fee" has the meaning specified in the Fee Letter.
      ----------

     "Utilization Fee" has the meaning specified in the Fee Letter.
      ---------------

     "VFN" has the meaning specified in Section 7.1(f) of the Security and
      ---
Funding Agreement.

     "VFN Balance" means the principal amount from time to time outstanding on
      -----------
the VFN, which shall be increased by (i) the amount of each Advance made pursuant to the Security and Funding Agreement, and (ii) the amount of each payment of the Interest Component on Commercial Paper that is made from the proceeds of the issuance of Commercial Paper, and which shall be decreased only by the application of principal payments.

     "VFN Prepayment Date" means any day on which an Optional Prepayment is
      -------------------
designated by the Borrower pursuant to Section 7.1(f)(ii) of the Security and Funding Agreement is elected.

     "VFN Repayment Date" has the meaning assigned to such term in the Security
      ------------------
and Funding Agreement.

     "Victory" means Victory Receivables Corporation, a Delaware corporation.
      -------

     "Victory Alternate Base Rate" means, for any day, a rate per annum equal to
      ---------------------------
the greater of (a) the Victory Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. Any change in the
                                                   ----
Victory Alternate Base Rate due to a change in the Victory Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Victory Prime Rate or the Federal Funds Effective Rate, respectively.

     "Victory APA Bank" means any Person executing the Victory Asset Purchase
      ----------------
Agreement as a "Purchaser" thereunder or executing the Victory Liquidity Agreement as a "Bank" thereunder, and its permitted successors and assigns in such capacity.

     "Victory Asset Purchase Agreement" means that certain Asset Purchase
      --------------------------------
Agreement, dated as of April 27, 2001, by and among Victory, Bankers Trust Company (as program agent and as collateral agent for Victory) and the several financial institutions party thereto from time to time, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Victory Eurodollar Rate" means, with respect to any Tranche for which the
      -----------------------
applicable rate is to be determined by reference to Victory LIBOR, a rate which is 1.25% in excess of a rate per annum equal to the sum (rounded upwards, if necessary, to the next higher 1/100 of 1%) of (A) the rate obtained by dividing
(i) the applicable Victory LIBOR by (ii) a percentage equal to 100% minus the
                                                                    -----
reserve percentage used for determining the maximum reserve requirement as specified in Regulation D of the Board of Governors of the Federal Reserve System (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is applicable to the Victory Funding Agent during the related Eurodollar Funding Period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in the related Eurodollar Funding Period during which any such percentage shall be applicable) plus (B) the then daily net annual assessment rate (rounded upwards,
            ----
if necessary, to the nearest 1/100 of 1%) as estimated by the Victory Funding Agent for determining the current annual assessment payable by the Victory Funding Agent to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

     "Victory Facility Limit" means $50,000,000.
      ----------------------

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

     "Victory Funding Agent" means The Bank of Tokyo-Mitsubishi, Ltd., New York
      ---------------------
Branch, as funding agent for the benefit of Victory and the Victory APA Banks, and its permitted successors and assigns in such capacity.

     "Victory LIBOR" means, with respect to any Tranche funded by the Victory
      -------------
APA Banks and not based on the Victory Alternate Base Rate, for a specific Eurodollar Funding Period, the rate for deposits in United States dollars for a term equal to such Eurodollar Funding Period (commencing on the first day of such Eurodollar Funding Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Eurodollar Funding Period. If such rate does not appear on Telerate Page 3750, the rate for such period shall be determined on the basis of the rates at which deposits in United States dollars are offered by four (4) major banks in the London interbank market, selected by the Victory Funding Agent, at approximately 11:00 A.M. (London time) on such date to prime banks in the London interbank market for a period equal to such Eurodollar Funding Period (commencing on the first day of the Eurodollar Funding Period). The Victory Funding Agent shall request the principal London office of each such bank to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the rates quoted by four (4) major banks in The City of New York, selected by the Victory Funding Agent, at approximately 11:00 A.M. (New York time) on the first day of such Eurodollar Funding Period for loans in United States dollars to leading European banks for a period equal to such Eurodollar Funding Period (commencing on the first day of such Eurodollar Funding Period). If at least two (2) such quotations are provided, the rate for such Eurodollar Funding Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for such Eurodollar Funding Period shall be the LIBOR rate for the immediately preceding Eurodollar Funding Period.

     "Victory Liquidity Agreement" means that certain Liquidity Agreement, dated
      ---------------------------
as of April 27, 2001, by and among Victory, Bankers Trust Company (as program agent and as collateral agent for Victory), the Victory Funding Agent and the several financial institutions party thereto from time to time, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Victory Liquidity Banks" means The Bank of Tokyo-Mitsubishi, Ltd., and
      -----------------------
each other Person providing credit, liquidity, cash collateral or asset

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

purchase support in respect of the commercial paper notes issued by Victory to fund its interest in the VFN.

     "Victory Liquidity Facility" means, collectively, the Victory Asset
      --------------------------
Purchase Agreement and the Victory Liquidity Agreement.

     "Victory Prime Rate" means the rate of interest per annum publicly
      ------------------
announced from time to time by Bank of Tokyo-Mitsubishi Trust Company as its prime rate; provided that each change in the Victory Prime Rate shall be
            --------
effective from and including the date such change is publicly announced as being effective.

     "Victory Wind-Down Event" means that Victory, in its sole and absolute
      -----------------------
discretion, has elected not to make Advances to the Borrower with the proceeds of Commercial Paper.

     "Weighted Average Coupon" means, as of any date of determination, the
      -----------------------
weighted average APR of the Receivables constituting the Pool Balance, or, if the determination is being made with respect to Receivables proposed to be sold, the weighted average APR of such Receivables, in each case, weighted based on the aggregate outstanding Principal Balance of the relevant Receivables as of the Reference Date or the Relevant Cutoff Date, as the case may be.

     "Weighted Average Hedge Strike Price" means with respect to the Hedge
      -----------------------------------
Contracts, as of any date of determination a percentage equivalent of a fraction the numerator of which is the sum for each such Hedge Agreement of the notional amount thereof times the strike rate thereof and the denominator of which is the aggregate notional amount of all such Hedge Agreements.

     "Wind-Down Event" means an HLS Wind-Down Event, a Victory Wind-Down Event
      ---------------
or an Eiffel Wind-Down Event.

     "Yield Protection Provision" means Section 8.2 of the Security and Funding
      --------------------------
Agreement.


                                II. CONSTRUCTION

With respect to all terms defined in this Annex A and used in any Basic
Agreement:

     (a) the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation";

     (b) the words "hereof," "herein," "hereunder" and words of similar import refer to the respective Basic Agreement as a whole and not to any particular provision thereof; Section, Schedule and Exhibit references contained in any Basic Agreement are references to Sections, Schedules and Exhibits in or to such Agreement unless otherwise specified;

     (c) the definitions contained in this Annex A are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     As used in this Annex A, in any Basic Agreement or in any instrument, certificate or other document made or delivered pursuant hereto or thereto, accounting terms not otherwise expressly defined have the respective meanings given to them under GAAP as in effect on the date of the agreement, instrument or certificate in which such term is used.

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